Exhibit 10.7

                        TERMINATION AND RELEASE AGREEMENT

     THIS TERMINATION AND RELEASE AGREEMENT is made and entered into as of January 6, 2007 (this "Agreement"), by and among (i) DGSE Companies, Inc., a Nevada corporation (together with its successors and permitted assigns, "Parent"), (ii) DGSE Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent (together with its successors and permitted assigns, "Merger Sub"), (iii) Superior Galleries, Inc., a Delaware corporation (f/k/a Tangible Asset Galleries, Inc., a Nevada corporation) (together with its predecessors and successors, the "Company" or "Superior"), (iv) Silvano A. DiGenova, an individual resident of the State of California (together with his heirs and legatees, "DiGenova"), (v) solely with respect to Section 3(b) and
Section 3(c), Stanford International Bank, Ltd., a company organized under the laws of Antigua and Barbuda (together with its successors, "SIBL"), (vi) solely with respect to Section 3(b), Stanford Financial Group Company, a corporation organized under the laws of the State of Florida (together with its successors, "SFG"), and (vii) solely with respect to Section 3(a), Section 3(b) and Section 3(c), Stanford Venture Capital Holdings, Inc., a corporation organized under the laws of the State of Delaware (together with its successors, "SVCH", and, together with SIBL and SFG, the "Stanford Parties"). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in that certain Amended and Restated Agreement and Plan of Merger and Reorganization, made and entered into as of the date hereof (the "Merger Agreement"), by and among Parent, Merger Sub, Superior, and the stockholder agent.

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have approved and declared advisable the Merger Agreement and the merger of Merger Sub with and into the Company (the "Merger"), with the Company being the surviving corporation;

     WHEREAS, SIBL and DiGenova are key stockholders of Superior, SFG is the primary lender to Superior, DiGenova is a principal executive officer and a director of Superior, and SVCH is a consultant to Superior;

     WHEREAS,   Parent  has  requested  various  Parties  to  terminate  various
Contracts in place among various of them and Superior as a condition to Parent consummating the Merger;

     WHEREAS, DiGenova and each Stanford Party desires to execute and deliver this Agreement to induce Parent, Merger Sub and the Company to enter into the Merger Agreement and consummate the Merger and the other Transactions; and

     WHEREAS, the execution and delivery of this Agreement by DiGenova, the Stanford Parties and the Company is a condition precedent to Parent and Merger Sub entering into the Merger Agreement.

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto (collectively, the "Parties"), intending to be legally bound, hereby agree as follows as of the Effective Time:

     Section 1. Resignations. Effective at the Effective Resignation Time (as defined below), DiGenova hereby resigns, voluntarily and without cause, as a director of the Company Board, from all offices of the Company held by him, and as an employee of the Company. The Company hereby accepts such resignations.

Section 2.        Release.

         (a) Definitions. The following terms, whenever used in this Agreement, shall have the meanings ascribed to them below:

          "Immediate Family" means, with respect to any individual, such individual's (i) children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouses, siblings, nieces, nephews, or current or former mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including in each case by adoption, and (ii) any other individual sharing such individual's household (other than a tenant or employee).

          "Improper Conduct" means, with respect to any Person, acts taken, or omissions made, by such Person (i) other than in good faith, (ii) which are clearly inconsistent with, or outside the scope of, such Person's employment, offices and duties, or (iii) which involve (A) breach of any fiduciary duties, (B) ultra vires acts, (C) breach of any Contract of such Person with the Company or any of its subsidiaries, including any employment agreement, confidentiality agreement or assignment of inventions agreement, (D) gross negligence, reckless conduct or willful misconduct,
     (E) fraud or material misrepresentation, (F) material, reckless or willful violation of applicable Law, (G) self-dealing or any conflicting interest transaction, including a transaction with any member of such Person's Affiliates or Immediate Family, or (H) knowledge, or reckless disregard for the fact, that any of the representations and warranties made by the Company in the Merger Agreement on the date hereof (as modified by the Superior Disclosure Schedules), contain, on the date hereof, any untrue statement of a material fact, or omit to state, on the date hereof, any material fact necessary in order to make the statements, representations and certifications contained in Article IV of the Merger Agreement, in light of the circumstances under which they are made, not misleading, without properly reporting such untrue statement or material fact to Parent in writing prior to the date hereof.

         (b) Release by DiGenova. DiGenova, on behalf of himself and each member of his Immediate Family, and their respective heirs, legatees, successors and assigns (all of the foregoing, individually, a "Releasor", and, collectively, the "Releasors"), hereby irrevocably and forever releases and discharges Parent, the Company and Merger Sub, and each of their respective individual, joint or mutual, past, present and future stockholders, Affiliates, controlling persons, directors, officers, managers, employees, consultants, contractors, agents, financial, banking and legal advisors and other representatives, and the respective successors and assigns of each of them, (all of the foregoing, individually, a "Releasee" and, collectively, the "Releasees") from any and all claims, demands, actions, orders, obligations, contracts, debts, and Liabilities whatsoever, whether absolute or contingent, matured or unmatured, disputed or undisputed, secured or unsecured, conditional or unconditional, accrued or unaccrued, liquidated or unliquidated, vested or unvested, joint or several, due or to become due, executory, determined, determinable or otherwise, both at law and in equity, (collectively, "Claims") which DiGenova or any other Releasor now has or has ever had against the respective Releasees arising contemporaneously with or prior to the date hereof or on account of or arising out of any matter, cause or event occurring, whether in DiGenova's or any other Releasor's capacity as a direct or indirect stockholder of the Company, as a beneficial owner or record holder of any Equity Interests of the Company, as an officer, employee, director, consultant or adviser to the Company or in any other capacity or due to any relationship with the Company or any of its Subsidiaries, contemporaneously with or prior to the date hereof, including (A) any dissenter's, appraisal or similar rights under applicable Law, (B) any rights to bring any lawsuit or claim action against any Person in the name or on behalf of Parent, the Company or Merger Sub, (C) any right pursuant to any Contract or any Releasee's Organizational Documents, (D) any claim pursuant to the Securities Act, Exchange Act, the SEC Rules or other securities or "blue sky" Laws, (E) any rights to indemnification or reimbursement from any Releasee, whether pursuant to their respective Organizational Documents or pursuant to any Contracts, applicable Law or otherwise, and whether or not relating to claims pending on, or asserted after, the date hereof, and (F) any claims arising out of his employment with the Company or the termination of such employment, including claims for severance, termination, separation, "golden parachute" or similar payments; provided, however, that nothing contained herein shall operate to release any of the following Claims: (i) any contractual Liabilities of Parent or Merger Sub under the Merger Agreement or any Related Agreement; (ii) any statutory Liabilities of Parent under the Securities Act, Exchange Act or the SEC Rules in connection with that certain Securities Exchange Agreement, made and entered into as of the date hereof (the "Securities Exchange Agreement"), by and between Parent and DiGenova; (iii) any claims for indemnification from the Company by DiGenova in his capacity as an officer or director of the Company, but only to the extent such claims are not based on Improper Conduct; and (iv) any claims that may not be released as a matter of public policy or other applicable Law. Without limiting the generality of the foregoing, DIGENOVA ALSO SPECIFICALLY AGREES AND ACKNOWLEDGES HE IS WAIVING ANY RIGHT TO RECOVERY BASED ON STATE OR FEDERAL SEX, PREGNANCY, RACE, COLOR, NATIONAL ORIGIN, MARITAL STATUS, RELIGION, VETERAN STATUS, DISABILITY, SEXUAL ORIENTATION, MEDICAL CONDITION OR OTHER ANTI-DISCRIMINATION LAWS, INCLUDING UNDER TITLE VII, THE AMERICANS WITH DISABILITIES ACT AND THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, ALL AS AMENDED, WHETHER SUCH CLAIM BE BASED UPON AN ACTION FILED BY
EMPLOYEE OR BY A GOVERNMENTAL AGENCY; provided that this release does not release claims that cannot be released as a matter of law.

         (c) Release by the Company. Merger Sub and Superior, each on behalf of itself and its predecessors, successors and assigns, hereby irrevocably and forever releases and discharges DiGenova, and his successors and assigns, from any and all Claims which Merger Sub or Superior, or their respective predecessors, successors and assigns, now has or has ever had against DiGenova or his heirs, successors and assigns arising contemporaneously with or prior to the date hereof or on account of or arising out of any matter, cause or event occurring in DiGenova's capacity as an employee, officer or director of Superior; provided, however, that nothing contained herein shall operate to release (i) any Claims based on Improper Conduct, (ii) any Claims for money borrowed from the Company or any subsidiary, (iii) any Claims for the return of property of Superior, the Company or any subsidiary, (iv) any Claims under or arising from any Contract with Superior or any Subsidiary thereof which is not being terminated hereby, or (v) any Claims for indemnification pursuant to
Article VIII of the Merger Agreement or the Escrow Agreement (as defined in the Merger Agreement) or pursuant to any Transaction Document to which DiGenova is a party or signatory.

         (d) No Actions. Upon the Closing, DiGenova irrevocably covenants to refrain, and to cause his Affiliates and each member of his Immediate Family to refrain, from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Action of any kind against any Releasee, based upon any matter purported to be released by Section 2(b); provided that this Section 2 does not preclude filing a charge with the Equal Employment Opportunity Commission. Without limiting the generality of the foregoing, DiGenova hereby agrees not to bring any action or make any claim for indemnification against the Company or Merger Sub or any other Releasee by reason of the fact that DiGenova was a director, officer, manager, employee, consultant, agent or other Representative of the Company or any predecessor thereto or any of their respective Subsidiaries or Affiliates or was serving at the request of the Company or any such other Person as a partner, member, manager, trustee, director, officer, manager, employee, consultant, agent or other Representative of another Entity (whether such claim or action is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses or otherwise and whether such claim is pursuant to any law, organizational document, contract or otherwise) with respect to any Action brought by Parent or the Surviving Corporation against DiGenova or his successors or assigns (whether such action is pursuant to the Merger Agreement, applicable law or otherwise), except to the extent DiGenova proves in such Action brought by Parent or the Surviving Corporation that DiGenova's acts or omissions in respect of which DiGenova is seeking indemnification did not constitute Improper Conduct. For avoidance of doubt, nothing in this Section 2 shall prevent or limit the right of Parent or any Releasee to seek indemnity pursuant to the provisions of the Merger Agreement and Escrow Agreement in respect of any claim or demand brought by DiGenova against Parent or any Releasee, or otherwise.

         (e) Indemnity. Without in any way limiting any of the rights and remedies otherwise available to any Releasee, DiGenova shall indemnify, defend and hold harmless each Releasee from and against all Losses, Liabilities, Claims, damages (including incidental and consequential damages) or expenses (including costs of investigation and defense and reasonable attorney fees), whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of DiGenova or any Releasor of any Claim or other matter sought to be released pursuant to Section 2(b), (ii) the assertion by any third party of any Claim or demand against any Releasee which Claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of DiGenova or any other Releasor against such third party of any Claims or other matters sought to be released pursuant to Section 2(b), or (iii) the breach by DiGenova of the terms of
Section 2(d).

         (f) Unknown Claims. It is the intention of the Parties that the release provisions in Section 2(b) and Section 2(c) shall be effective as a bar to each and every Claim, demand and action specified in Section 2(b) and Section 2(c) (whether known or unknown). In furtherance of this intention, DiGenova hereby waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, and any and all statutes of other jurisdictions to the same or similar effect. Section 1542 of the Civil Code of the State of California provides:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MIGHT HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

DiGenova acknowledges that he may, after execution of this Agreement, discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands or action, and agrees that the release provisions in Section 2(b) and Section 2(c) shall be and remain in full force and effective in all respects notwithstanding any such differences or additional facts.

     Section 3. Terminations. Without limitation of Section 2, the Parties agree as follows:

         (a) Shareholders' Agreement. SVCH, DiGenova and the Company hereby consent and agree (i) to terminate that certain Shareholders' Agreement, made and entered into as of April 3, 2002 (as Amended from time to time, the "Shareholders Agreement"), by and between DiGenova, SVCH and the Company, in its entirety, (ii) to cancel and terminate any Liens or Encumbrance on any Company Common Shares, Company Preferred Shares or any other "Covered Securities" (as defined in the Shareholders Agreement) created by or based upon the Shareholders Agreement, and (iii) that the Company has no Liabilities in respect of the Shareholders Agreement to any other party thereto. Each of SVCH and DiGenova represents and warrants that it or he has not Transferred any rights under the Shareholders Agreement to any Person.

         (b) Securities Purchase Agreements. (i) SIBL, SFG and the Company hereby consent and agree to terminate that certain Series E Preferred Stock

Purchase Agreement, dated as of March 29, 2005, by and between the Company, SIBL and SFG, in its entirety, including Section 11 thereof, (ii) SVCH, on behalf of itself and the Stanford Assignees (as defined below), SIBL, DiGenova and the Company hereby consent and agree to terminate that certain Series D Preferred Stock Purchase and Warrant Exercise Agreement, dated as of January 31, 2003, by and among the Company, SVCH, DiGenova and the Stanford Assignees, in its entirety, including Section 11 thereof, and SVCH represents and warrants that each Stanford Assignee has granted it the right, power and authority to terminate such agreement on his behalf, (iii) SVCH, SIBL, DiGenova and the Company hereby consent and agree to terminate that certain Securities Purchase Agreement, dated as of April 3, 2002, by and among the Company, SVCH and DiGenova, in its entirety, and (iv) the Company, each Stanford Party, on behalf of itself and its Affiliates and assignees, and DiGenova, on behalf of himself and his Affiliates, Immediate Family and assignees, hereby consents and agrees to terminate any other securities purchase, subscription or similar Contract, including all its or his rights thereunder, in effect between any such Person and the Company (all of the foregoing agreements in this Section 3(b), collectively, each as Amended from time to time, the "Securities Purchase Agreements"). The Stanford Parties and DiGenova each agrees that the Company has no Liabilities in respect of any of the Securities Purchase Agreements to it or him or its or his respective assignees or Affiliates. Each of the Stanford Parties and DiGenova hereby represents and warrants that it or he has not Transferred or assigned any rights under any of the Securities Purchase Agreements to any Person.

         (c) Registration Rights Agreements. (i) SIBL and the Company hereby consent and agree to terminate that certain Registration Rights Agreement, dated as of March 29, 2005, by and between the Company and SIBL, in its entirety, (ii) SVCH, on behalf of itself and the Stanford Assignees, SIBL, DiGenova and the Company hereby consent and agree to terminate (A) that certain Registration Rights Agreement, dated as of January 31, 2003, by and among the Company, DiGenova, SVCH and the Stanford Assignees, in its entirety, and (B) that certain Registration Rights Agreement, dated as of April 3, 2002, by and among the Company, DiGenova, SVCH and the Stanford Assignees, in its entirety; and SVCH represents and warrants that each Stanford Assignee has granted it the right, power and authority to terminate such Registration Rights Agreements on his behalf, and (iii) the Company, each Stanford Party, on behalf of itself and its Affiliates and assignees, and DiGenova, on behalf of himself and his Affiliates, Immediate Family and assignees, hereby consents and agrees to terminate all of its rights under any other registration rights or similar Contract, in effect between any such Person and the Company (all of the foregoing agreements in this Section 3(c), collectively, each as Amended from time to time, the "Registration Rights Agreements"). The Company, each Stanford Party, on behalf of itself and its Affiliates and assignees, and DiGenova, on behalf of himself and his Affiliates, Immediate Family and assignees, hereby consents and agrees to terminate, and to the extent such termination is ineffective hereby irrevocably waives, all of its registration (whether demand, "piggyback" or otherwise) rights contained in any other Contract. The Stanford Parties and DiGenova each agrees that the Company has no Liabilities in respect of any of the Registration Rights Agreements to any other party thereto or their respective assignees or Affiliates. Each of the Stanford Parties and DiGenova hereby represents and warrants that it has not Transferred or assigned any rights under any of the Registration Rights Agreements to any Person, except for assignments by a Stanford Party to any Person listed on Schedule 3(c) hereto (collectively, the "Stanford Assignees").

         (d) Employment Agreement. DiGenova represents and warrants to, and agrees with the Company, that the amount of Forty-Seven Thousand Five Hundred Sixty-Four Dollars and Ninety-Nine Cents ($47,564.99) (the "Total Separation Amount") represents the payment and satisfaction in full of all amounts, including accrued base salary, bonuses, commissions, options, sick leave, vacation, comp time, reimbursements, benefits or other wages or benefits, due or to become due to him in respect of his employment and other services to the Company and its Affiliates prior to and including the date hereof, including pursuant to his Employment Agreement; provided, that the Company shall, subject to compliance of such charges with the Company's reimbursement policies, pay the amounts charged by DiGenova to Company credit cards or charge cards for Company business since the last statement date and prior to the date hereof. DiGenova and the Company hereby consent and agree (i) to terminate that certain Employment Agreement, effective as of June 1, 2001 (the "Employment Agreement"), by and between DiGenova and the Company, in its entirety, and (ii) that the Company has no Liabilities in respect of the Employment Agreement or his employment to DiGenova, including under any severance or similar provisions, except for the Total Separation Amount. Notwithstanding the sentence next preceding, DiGenova represents and warrants to, and agrees with, the Company that (A) the Employment Agreement has not been Amended, except to the extent specified in the first paragraph of Section 4.10(l)(3) of the Company Disclosure Schedules, (B) his resignations of his employment and offices with the Company as provided in Section 1 are voluntary and without "Good Reason" (as defined in the Employment Agreement) or other cause, (C) he is not entitled to any severance, termination, separation, "golden parachute" or similar payment in connection with his separation from the Company, pursuant to the Employment Agreement or otherwise, and (D) he will comply with his obligations under that certain Proprietary Information and Invention Assignment Agreement, effective as of April 30, 2001, by and between the Company and DiGenova, that survive the termination of his employment with the Company. DiGenova and the Company acknowledge and agree that DiGenova shall immediately cease using, and shall promptly cancel and close, all credit card, debit card, charge card or similar accounts which are the direct or indirect obligation of the Company (and DiGenova hereby authorizes the Company to cancel and close each such account in his name and on his behalf).

         (e) DiGenova Note. DiGenova hereby agrees that the amount of Four Hundred Thousand Seven Hundred Eighty-Nine Dollars and Four Cents ($400,789.04) (the "Payoff Amount") represents the entire indebtedness and all other Liabilities owed by the Company to DiGenova, including principal, interest, charges, and prepayment or other fees, in respect of that certain Promissory Note, dated April 10, 2002, in the original principal amount of $1,000,000, issued by the Company to DiGenova (as Amended, the "DiGenova Note"), and that he has received a check from the Company in such amount in payment and satisfaction in full thereof. Upon verification of receipt by DiGenova of the Payoff Amount,
(i) all obligations and Liabilities of the Company and its Affiliates to DiGenova under the DiGenova Note and each other agreement, document, financing statement or instrument entered into in connection therewith or with any other Indebtedness shall be satisfied in full, (ii) the DiGenova Note and all other evidences of Indebtedness from the Company to DiGenova shall be fully repaid and cancelled, and (iii) DiGenova agrees promptly to return to the Company the DiGenova Note, stamped "PAID IN FULL".

         (f) Security Agreements. (i) DiGenova and the Company hereby consent and agree to terminate that certain (A) Loan and Security Agreement, dated as of December 31, 2000, by and between the Company and DiGenova, in its entirety (including the terms and provisions of Section 7 and Section 8 thereof), and (B) Loan and Security Agreement, dated as of April 3, 2002, by and between the Company and DiGenova, in its entirety, (ii) the Company and DiGenova, on behalf of himself and his Affiliates, Immediate Family and assignees, hereby consents and agrees to terminate all rights of DiGenova and his assignees under any other security, guaranty, credit support or similar Contract executed by the Company in favor of DiGenova (all of the foregoing Contracts in this Section 3(f), collectively, each as Amended from time to time, the "Security Agreements"), except for any obligations of DiGenova fully to release all collateral and to terminate all security interests and Liens, and (iii) all Liens and all right, title and interest in and to the Properties and rights of the Company and its Affiliates that have been granted, pledged, conveyed, hypothecated, delivered, transferred or set over to DiGenova or any of his Affiliates or members of his Immediate Family pursuant to the DiGenova Note or any Security Agreement or any related Contract or otherwise to secure repayment of any Indebtedness shall automatically be released, terminated and of no further force and effect without requiring further action of the Company, DiGenova or any other Person. DiGenova agrees that the Company has no Liabilities in respect of any of the Security Agreements to any other party thereto or their respective assignees or Affiliates. The Company and DiGenova, on behalf of himself and his Affiliates,

Immediate Family and assignees, hereby consents and agrees to terminate, and to the extent such termination is ineffective hereby irrevocably waives, all of security, pledge, hypothecation or other Encumbrances on any Property of the Company contained in any other Contract. DiGenova hereby represents and warrants that he has not Transferred or assigned any rights under any of the Security Agreements to any Person.

         (g) Release of Collateral. DiGenova hereby agrees, as promptly as practicable, to (and authorizes the Company to take any such actions on his behalf):

                  (1) execute and deliver any UCC termination statements and other similar discharge or release documents that Parent or the Company may reasonably request to release, as of record, any financing statements, and all other notices relating to any Indebtedness previously filed by or on behalf or for the benefit of DiGenova, previously filed in respect of any Security Agreement or any other Indebtedness of the Company to DiGenova or any Liabilities in respect thereof;

                  (2) execute and deliver any and all other lien releases and other similar discharge or release documents (and if applicable, in recordable form) that Parent or the Company reasonably may request to release, as of record and without any recourse, representation or warranty, the security interests and other Encumbrances and all other notices of security interests and other Encumbrances previously filed by DiGenova or his assigns or their respective Representatives, in respect of any Security Agreements or such other Indebtedness or any Liabilities in respect thereof; and

                  (3) release and return (without recourse, representation or warranty) to the Company any and all pledged collateral, including stock certificates and related stock powers previously delivered to DiGenova or his assignees or their respective Representatives, in connection with any Security Agreement.

DiGenova hereby irrevocably appoints the Company his true and lawful attorney-in-fact for the purposes of carrying out any of the actions and accomplishing any of the purposes specified in this Section 3(g) and taking any action and executing any instruments that the Company may deem necessary or advisable in connection therewith. The foregoing appointment is coupled with an interest and may be exercised from time to time by the Company or its Representatives.

     Section 4. Representations. Each Party hereby represents and warrants to each other Party that:

         (a) It has the full power, capacity, authority and right to execute and deliver this Agreemen t and to perform its obligations hereunder, and under the Merger Agreement as affected hereby.

         (b) This Agreement has been duly authorized by all necessary action and constitutes such Party's valid and binding agreement, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (c) No approval, authorization, consent or filing (other than any obligation to file certain information pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder) is required in connection with its execution, delivery and performance of this Agreement which has not heretofore been obtained or made.

         (d) No portion of any Claim or Action that such Party has or might have arising out of the transactions, omissions or acts referred to herein has been assigned, transferred or conveyed to any third party, by way of subrogation, operation of law or otherwise, and no other agreement, release, or settlement is necessary from any other Person to release and discharge completely the other Party and other releasees from the claims specified herein which may be held by such Party.

     Section 5. Effectiveness. Notwithstanding any provision hereof to the contrary, it is the intention of the Parties that this Agreement shall become effective on the date hereof, and the terms and provisions of Section 2 and
Section 3 shall apply as of the date hereof.

     Section 6. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties. Each of the Parties hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

     Section 7. CIRCULAR 230 DISCLAIMER.  DIGENOVA ACKNOWLEDGES AND AGREES THAT:
(1) NO PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT TO WHICH HE IS A PARTY OR SIGNATORY, AND NO WRITTEN COMMUNICATION OR DISCLOSURE BETWEEN OR AMONG THE PARTIES HERETO OR THERETO OR THEIR RESPECTIVE ATTORNEYS AND OTHER ADVISERS, IS OR WAS INTENDED TO BE, NOR SHALL ANY SUCH COMMUNICATION OR DISCLOSURE CONSTITUTE OR BE CONSTRUED OR BE RELIED UPON AS, TAX ADVICE WITHIN THE MEANING OF UNITED STATES TREASURY DEPARTMENT CIRCULAR 230 (31 CFR PT. 10, AS AMENDED);
(2) DIGENOVA (A) HAS RELIED EXCLUSIVELY UPON HIS OWN, INDEPENDENT LEGAL AND TAX COUNSEL FOR ADVICE (INCLUDING TAX ADVICE) IN CONNECTION WITH THIS AGREEMENT AND EACH RELATED AGREEMENT TO WHICH HE IS A PARTY OR SIGNATORY, (B) HAS NOT ENTERED INTO THIS AGREEMENT OR ANY RELATED AGREEMENT TO WHICH HE IS A PARTY OR SIGNATORY BASED UPON THE RECOMMENDATION OF ANY OTHER PARTY HERETO OR THERETO OR ANY ATTORNEY OR ADVISOR TO ANY SUCH OTHER PARTY, AND (C) IS NOT ENTITLED TO RELY UPON ANY COMMUNICATION OR DISCLOSURE BY ANY ATTORNEY OR ADVISER TO ANY OTHER PARTY HERETO OR THERETO TO AVOID ANY TAX PENALTY THAT MAY BE IMPOSED ON DIGENOVA; AND (3) NO ATTORNEY OR ADVISER TO ANY OTHER PARTY HERETO OR THERETO HAS IMPOSED ANY LIMITATION THAT PROTECTS THE CONFIDENTIALITY OF ANY SUCH ATTORNEY'S OR ADVISER'S TAX STRATEGIES (REGARDLESS OF WHETHER SUCH LIMITATION IS LEGALLY BINDING) UPON DISCLOSURE BY DIGENOVA OF THE TAX TREATMENT OR TAX STRUCTURE OF ANY TRANSACTION, INCLUDING ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR ANY RELATED AGREEMENT TO WHICH HE IS A PARTY OR SIGNATORY.

     Section 8. Prevailing Party. In the event of any Action concerning any controversy, claim or dispute between the Parties, arising out of or relating to this Agreement or the breach hereof, or the construction or interpretation hereof, the prevailing party shall be entitled to recover from the non-prevailing party reasonable attorneys' fees and costs incurred therein. The "prevailing party" means the party determined by the court, arbitrator, mediator or other authority to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment or decision is rendered. In determining if either party is the prevailing party, such authority shall compare the award amount, with interest (if any is awarded) and any fees or costs of the Action awarded, with the last settlement position of the respective parties (offers or demands prior to each parties' last settlement position shall not be considered). If such authority fails or refuses to make a determination of the prevailing party, the party who is awarded costs of suit shall also be deemed to be the prevailing party for purposes of awarding attorneys' fees. Further, in the event of any default by a party under this Agreement, such defaulting party shall pay all the out-of-pocket expenses and reasonable attorneys' fees incurred by the other party in connection with such default, whether or not any Action is commenced.

     Section 9. Effectiveness. The Parties acknowledge that, on the date hereof, DiGenova is executing and delivering the Merger Agreement and the Transaction Documents to which the Company or DiGenova, as an officer of the Company, is a party or signatory. The Company and DiGenova agree that DiGenova is executing and delivering each of such Transaction Documents as an authorized officer of the Company, for and on behalf of the Company, that the execution and delivery of each such Transaction Documents has been duly and validly authorized by the Company, that each such Transaction Document is being duly executed and delivered to the other parties thereto, and that the resignations and other provisions of this Agreement shall become effective on the date hereof immediately after the execution and delivery of the Transaction Documents being executed by DiGenova on the date hereof (such effective time, the "Effective Resignation Time").

     Section  10.  Miscellaneous.  The terms and  provisions  of Section 1.3 and
Article X of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

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                                      -9-

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                       DGSE COMPANIES, INC.


                                       By:  /s/ Dr. L.S. Smith
                                          --------------------------------------
                                          Dr. L.S. Smith
                                          Chairman and Chief Executive Officer


                                       DGSE MERGER CORP.


                                       By:  /s/ William H. Oyster
                                          --------------------------------------
                                          William H. Oyster
                                          Chief Executive Officer
                                          SUPERIOR GALLERIES, INC.


                                       By:  /s/ Silvano DiGenova
                                          --------------------------------------
                                          Silvano DiGenova
                                          Chief Executive Officer


                                       SILVANO DIGENOVA






                  [ ADDITIONAL SIGNATURES FOLLOW ON NEXT PAGE ]

AGREED AS TO SECTION 3(B) AND SECTION 3(C)

STANFORD INTERNATIONAL BANK, LTD.


By:  /s/ James M. Davis
   ---------------------------------------
   James M. Davis
   Chief Financial Officer


AGREED AS TO SECTION 3(B)

STANFORD FINANCIAL GROUP COMPANY


By:  /s/ James M. Davis
   ---------------------------------------
   James M. Davis
   Chief Financial Officer


AGREED AS TO SECTION 3(A), SECTION 3(B) AND SECTION 3(C)

STANFORD VENTURE CAPITAL HOLDINGS, INC.


By:  /s/ James M. Davis
   ---------------------------------------
   James M. Davis
   Chief Financial Officer

                                                                   SCHEDULE 3(C)

[ OMITTED ]

                                                                       EXHIBIT A

                 SUPPLEMENT TO TERMINATION AND RELEASE AGREEMENT

     THIS SUPPLEMENT TO TERMINATION AND RELEASE AGREEMENT is made and entered into as of _________, 2007 (this "Agreement"), by and among DGSE Companies, Inc., a Nevada corporation (together with its successors and permitted assigns, "Parent"), and Silvano A. DiGenova, an individual resident of the State of California (together with his heirs and legatees, "DiGenova"). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in that certain Termination and Release Agreement, made and entered into as of the date hereof (the "Termination Agreement"), by and among Parent, DGSE Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent (together with its successors and permitted assigns, "Merger Sub"), Superior Galleries, Inc., a Delaware corporation (f/k/a Tangible Asset Galleries, Inc., a Nevada corporation) (together with its predecessors and successors, the "Company" or "Superior"), and several other parties thereto.

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have approved and declared advisable the Merger Agreement and the merger of Merger Sub with and into the Company (the "Merger"), with the Company being the surviving corporation;

     WHEREAS, DiGenova is a key stockholder of Superior, and prior to the date of the Termination Agreement was a principal executive officer and a director of Superior;

     WHEREAS, DiGenova desires to execute and deliver this Agreement to induce Parent, Merger Sub and the Company to enter into the Merger Agreement and consummate the Merger and the other Transactions;

     WHEREAS, the execution and delivery of this Agreement by DiGenova is a condition precedent to Parent and Merger Sub having to consummate the Merger.

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the parties hereto (collectively, the "Parties") hereby agree, as of the Effective Time, as follows:

     Section 1. Release. The terms and provisions of Section 2 of the Termination Agreement are hereby incorporated by reference into this Agreement, and DiGenova, on behalf of himself and each Releasor, agrees to the releases and discharges, covenants, indemnities and other provisions thereof as of the date hereof, as if such Section 2 were fully set forth herein.

     Section 2. Other. DiGenova hereby reaffirms and agrees to the provisions of
Section 4, Section 5, Section 6 and Section 10 of the Termination Agreement.

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                                      -1-

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                       DGSE COMPANIES, INC.


                                       By:  /s/ Dr. L.S. Smith
                                          --------------------------------------
                                          Dr. L.S. Smith
                                          Chairman and Chief Executive Officer


                                       SILVANO DIGENOVA

                                       -----------------------------------------